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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   May 13, 1999 (May 10, 1999)
                                                   ---------------------------

                      Alliance Bancorp of New England, Inc.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                     001-13405                  06-1495617
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(State of Other Jurisdiction       (Commission File             IRS Employer
    of Incorporation)                  Number)                Identification No.


348 Hartford Turnpike, Vernon, CT                                 06066
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code        (860) 875-2500
                                                  ------------------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

         On May 10, 1999, Tolland Bank, the subsidiary of Alliance Bancorp of New England, Inc., signed a purchase and sale agreement for a building site on the Tolland-Vernon Town Line. The Bank plans to open a branch office at that location after receiving town and regulatory approvals. A copy of the press release announcing the new office is attached hereto as Exhibit 99(i).


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired
                  Not applicable

         (b)      Pro Forma Financial Information
                  Not applicable

         (c)      Exhibits

                  (99)(i) Press release dated May 11, 1999.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                               ALLIANCE BANCORP OF
                                  NEW ENGLAND, INC.
                               Registrant



Date:  May 13, 1999
                               By: /s/ David H. Gonci
                                   ---------------------------------------------
                                   David H. Gonci
                                   Senior Vice President/Chief Financial Officer